SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 6, 2012

Derma Sciences, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-31070	23-2328753
(State or other jurisdiction	(Commission	(IRS employer
of incorporation)	File Number)	identification number)

214 Carnegie Center, Suite 300

Princeton, NJ  08540

(609) 514-4744

(Address including zip code and telephone

number, of principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

On December 6, 2012, Derma Sciences, Inc. (the “Company”) entered into a Purchase Agreement (the “Purchase Agreement”), as more fully described in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 7, 2012 (the “Original 8-K”). This Amendment No. 1 to the Original 8-K is being filed solely to include the executed Purchase Agreement as Exhibit 1.1 which was inadvertently excluded from the Original 8-K.

Item 9.01 Financial Statements and Exhibits

Exhibit
Number	Description

1.1	Purchase Agreement, dated December 6, 2012, by and between the Company and Piper Jaffray & Co., as Representative of the several Underwriters
5.1	Opinion of Thompson Hine LLP*
23.1	Consent of Thompson Hine LLP (included as part of Exhibit 5.1)*
99.1	Press Release, dated December 5, 2012*
99.2	Press Release, dated December 6, 2012*

* Previously filed

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

DERMA SCIENCES, INC.

By:	/s/ John E. Yetter
John E. Yetter, CPA
Vice President and Chief Financial Officer

Date:  December 10, 2012

EXHIBIT INDEX

Exhibit
Number	Description

1.1	Purchase Agreement, dated December 6, 2012, by and between the Company and Piper Jaffray & Co., as Representative of the several Underwriters